Prospectus Supplement

March 4, 2021

Morgan Stanley Institutional Fund Trust

Supplement dated March 4, 2021 to the Morgan Stanley Institutional Fund Trust Prospectus dated January 29, 2021

Ultra-Short Income Portfolio
Ultra-Short Municipal Income Portfolio

Effective March 8, 2021, The final sentence in the section of the Prospectus entitled "Shareholder Information—Pricing of Fund Shares" is hereby deleted and replaced with the following:

Purchase orders received by the Funds and not funded by 6:45 p.m. Eastern time on the trade date may be subject to an overdraft charge.

Please retain this supplement for future reference.

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